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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 6, 2001



                           BIGSTAR ENTERTAINMENT, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




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
          DELAWARE                      00000-26793               13-399-5258
(STATE OR OTHER JURISDICTION         (COMMISSION FILE            (IRS EMPLOYER
      OF INCORPORATION)                   NUMBER)             IDENTIFICATION NO.)


19 FULTON STREET, 5TH FLOOR, NEW YORK, NEW YORK                     10038
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)
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REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE           (212) 981-6300





          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 5.  Other Events.

On February 23, 2001 BigStar Entertainment, Inc. announced its Board of Directors authorized the repurchase of an additional one million shares of outstanding common stock. The Company also announced it has repurchased approximately 1.4 million shares from ValueVision, Inc. Concurrently, Nathan Fagre, SVP and General Counsel of ValueVision, has resigned from the Company's Board of Directors.

Item 7.  Exhibits.

              Exhibits                Description


              No. 99.1 Press Release dated 2/23/01 "BigStar Entertainment raises stock buyback authorization to three million."
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              BIGSTAR ENTERTAINMENT, INC.



Dated: March 6, 2001                          /s/ David Friedensohn
                                              ----------------------------------
                                                  David Friedensohn
                                                  CEO
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                                  EXHIBIT INDEX


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
                EXHIBIT NO.                  DESCRIPTION
                -----------                  -----------
                No. 99.1 Press Release dated 2/23/01 "BigStar Entertainment raises stock buyback authorization to three million."
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